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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported):  FEBRUARY 18, 1998



                           NATIONAL DATACOMPUTER, INC.
             (Exact name of registrant as specified in its charter)



        DELAWARE                0-15885                     04-2942832
        --------                -------                     ----------
     (State or other         (Commission                  (IRS Employer
     jurisdiction of         File Number)               Identification No.)
      incorporation)


                       900 MIDDLESEX TURNPIKE, BUILDING 5
                               BILLERICA, MA 01821
                               -------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (978) 663-7677



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ITEM 7.   EXHIBITS
-------   --------

   NO.            TITLE
   ---            -----

  4(a)        Statement of Designation of Series E Convertible Preferred Stock.

  4(b)        Form of Regulation S Offshore Subscription Agreement.

  4(c) Form of Warrant to Purchase Seven Hundred Thousand (700,000) Shares of Common Stock of National Datacomputer, Inc.


ITEM 9.      SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S
-------      ---------------------------------------------------

 (a) SECURITIES SOLD. On February 18, 1998, the Registrant issued 500 shares of Series E Convertible Preferred Stock, $.001 par value (the "Series E Preferred"), and a warrant (the "Warrant") to purchase up to 700,000 shares of the Registrant's Common Stock, $.08 par value (the "Common Stock").

 (b) UNDERWRITERS AND OTHER PURCHASERS. No underwriters were involved. The securities were sold only to accredited investors.

 (c) CONSIDERATION. The aggregate offering price was $500,000.00. There were no underwriting discounts or commissions.

 (d) EXEMPTION FROM REGISTRATION CLAIMED. The Registrant claimed exemption from registration pursuant to Rule 903 of Regulation S promulgated under the Securities Act of 1933, as amended. In claiming this exemption, the Registrant relied on certain facts, including without limitation, the following: that the offer and sale were made in an offshore transaction; that no directed selling efforts were made in the United States by the Registrant, a distributor, any of their respective affiliates, or any person acting on behalf of the foregoing; that the Registrant is a reporting issuer; that offering restrictions were implemented; and that the sale was not made to a U.S. person or for the account or benefit of a U.S. person.

 (e) TERMS OF CONVERSION OR EXERCISE. Each share of Series E Preferred has a stated value of $1,000.00 (the "Stated Value"). The holder of any share or shares of Series E Preferred has the right to convert each such share of Series E Preferred into an amount of shares of Common Stock equal to the Stated Value of such share or shares of Series E Preferred divided by $0.75. On or after December 31, 1998, the conversion price will be equal to sixty percent (60%) of the Registrant's average closing bid price for the 20 trading days preceding the date of such conversion but in any event no less than the Stated Value of such share or shares of Series E Preferred divided by $.60 per share but in any event no more than $.75 per share (subject to adjustment in the event that the Registrant's total stockholders' equity does not exceed a certain level at the end of any fiscal quarter). The conversion prices described above are subject to adjustment for splits, combinations, dilutive issuances and the like.

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     The holder of the Warrant is entitled to subscribe for and purchase up to
     700,000 shares of Common Stock at an exercise price of $0.75 per share, subject to adjustment for reorganizations, splits, stock dividends and the like.

 (f) USE OF PROCEEDS. Not applicable.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NATIONAL DATACOMPUTER, INC.
                                             (Registrant)



Date: March 6, 1998                          /S/  MALCOLM M. BIBBY
                                             ---------------------
                                             Malcolm M. Bibby
                                             President




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